           STRATTON
         MUTUAL FUNDS

Stability . Strategy . Success

                                     [LOGO]

                                                            First Quarter Report

                                                            March 31, 2003

                                    [GRAPHIC]


DEAR FELLOW SHAREHOLDER:

MARKET PSYCHOLOGY

   Fear now prevails in the equity markets, not just in the United States, but throughout the world. There seems to be no hope for the future and the same financial commentators who promoted the bubble of 2000 only want to talk about the problems the market faces. Analysts, who are far fewer in number today, now take great pride in how many negative calls they have on companies and how many sell opinions they put out. Management is extremely cautious in their conference calls even if they have achieved a good quarter and beaten estimates. Mutual fund investors now invest in bond funds, not stock funds. A bearish outlook on the economy, the equity markets and the country prevails as the common wisdom. Short interest as a percent of NYSE shares outstanding has risen by 75% since December 1999.

MONETARY AND FISCAL POLICY

   Since the beginning of 2001, the Federal Reserve has lowered its federal funds target interest rate twelve times to a 1.25% level. The federal government budget has swung from a conservative surplus production to a deficit production through a series of tax cuts and spending stimulus. Layered on top of that is the substantial emergency spending since 9/11 for homeland security and now for the Iraq War. The combination of wide open monetary policy and wide open fiscal policy provides the most stimulative economic environment that we have seen in the past twenty years. It is only the after effects of the stock market collapse in 2000 that have held back capital spending. We think it will show strong movement upward in the next twenty-four months.

INVESTMENT POLICY

   We believe the market is oversold at this time. The broad market has tested the bottom three times: July 24, 2002, October 7, 2002 and most recently March 11, 2003. Stock market trading volumes are light, which indicates more a lack of buying interest than heavy selling or liquidation. Bonds, especially governments and other high quality issues, are at forty year lows in interest rates. To buy bonds now flies in the face of history and builds in potential major losses going forward. Effectively, there is no return on cash balances. That leaves common stock as the most appropriate financial instrument at this time.

   Generally, low P/E ratios are accompanied by high interest rate periods. It is different this time around -- we are seeing very low absolute P/E ratios in extremely low interest rate periods and we believe that is an investment abnormality that will be corrected. The low multiples are because everybody has reasons why you should not buy common stocks. The picture is always ugly at the bottom. There are a lot of earnings problems and there is a willingness on the investors' part to admit to those problems. In any stock market and in any individual stock, there is a price that can discount everything. In the first quarter of 2000, excessively high prices discounted all the possibilities of growth. Today, excessively low prices discount future earnings problems.

                                          Sincerely yours,

                                          /s/ James W. Stratton
                                          James W. Stratton
                                            Chairman
April 15, 2003


Past performance is no guarantee of future results. Share prices will fluctuate and you may have a gain or loss when you redeem shares. The Funds are compared to several unmanaged indices. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------


Stratton Growth Fund--Jim Stratton

Q. Homebuilding is one of the great strengths of the current U.S. economy. What exposure does the Stratton Growth Fund have to this sector of the economy?

A. We have direct exposure through two national homebuilders, Centex Corp. and Lennar Corp. The Lennar Corp. purchase is a recent one in this quarter. In addition, we have exposure to the consumer spending on their home through Hooker Furniture Corp. and Whirlpool Corp., a major appliance manufacturer. Finally, in the Consumer Services area, we own Countrywide Financial Corp., a major mortgage originator and broker. These five holdings comprise about 11.6% of our portfolio that is directly dependent upon the strength of the residential Homebuilding sector.

Q. Banking and Financial stocks are the number one sector in the portfolio. What is your strategy toward investing in Banking?

A. We have approximately 15.1% of the portfolio invested in five different bank stocks. These would all be described as regional bank stocks operating in certain parts of the country. One of these is a strong growth regional; Commerce Bancorp, Inc. (NJ), our largest single bank holding. Another is a well-established southeastern regional, AmSouth Bancorporation that is very strong in Alabama and Florida. Three of our regional banks; Comerica, Inc., FleetBoston Financial Corp. and PNC Financial Services Group qualify as deep value turnaround bank stocks. Each of them has had recent problems in earnings and appears to be selling at a price that discounts those problems and offers opportunity for the value oriented investor.

Q. Can you quantify some of the measures of value that would describe the portfolio?

A. Our median P/E ratio based on upcoming twelve-month earnings is 9.4 times. This is roughly 52% of the S&P 500 Index P/E ratio. Our median dividend yield is 2.1%, which is 113% of the S&P 500 Index average yield. Our stocks have a median return on equity of 17.1%, which is good, and an estimated three to five year growth in earnings per share of 12%. It has been our philosophy that you can select profitable companies with good earnings growth at a deep discount from the popular averages. That is the objective of the value oriented investment professional.

   Portfolio holdings are as of 3/31/03, they are subject to change at any time. Unmanaged indices are not available for direct investment.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                                    [CHART]

Average Annual Total Return
for the period ended 3/31/03
 1 year......... - 30.93%
 5 year......... -  2.03
10 year......... +  8.96
15 year......... +  9.66
20 year......... +  9.73
25 year......... + 11.52
30 year......... + 10.97

3/31/03 $210,552
Total Value of Investment

                                                Value of Shares
                             Value of Shares    Acquired Through
                             Acquired Through   Reinvestment of
           Total Value of    Reinvestment of    Capital Gains
           Original Shares   Income Dividends   Distributions
           ---------------   ----------------   ----------------
73-74          $ 7,630          $     43           $      0
75-76           11,280               458                  0
77-78           14,155             1,217                  0
79-80           14,597             2,147                  0
81-82           17,299             3,703                  0
83-84           24,755             6,347                  0
85-86           38,310            10,805              3,857
87-88           30,774            11,062             10,945
89-90           31,059            14,859             22,901
91-92           32,464            21,871             27,527
93-94           32,622            26,652             35,156
95-96 *         42,654            44,981             66,844
97-98           53,823            63,997            116,451
99-00           51,517            67,046            140,799
01-02           40,221            55,246            129,204
3/31/03         37,694            51,774            121,084

Cost of Initial
Investment on
9/30/72 $10,000

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

* Prior to 12/31/96, SGF had a fiscal year-end of 5/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund


                                     March 31, 2003 December 31, 2002
           ----------------------------------------------------------
           Total Net Assets           $34,717,278      $37,602,782
           ----------------------------------------------------------
           Net Asset Value Per Share       $23.86           $25.46
           ----------------------------------------------------------
           Shares Outstanding           1,455,153        1,477,000
           ----------------------------------------------------------
           Number of Shareholders           1,055            1,069
           ----------------------------------------------------------
           Average Size Account           $32,907          $35,176
           ----------------------------------------------------------

Portfolio Changes For the Quarter Ended March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

New Holdings (Percentage of Total Net Assets) Eliminated Holdings
-------------------------------------------------------------------
      Becton, Dickinson and Co. (2.0%)        MGIC Investment Corp.
      Hooker Furniture Corp. (0.8%)
      Lennar Corp. (1.5%)
      Rite Aid Corp. (0.6%)


Ten Largest Holdings March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                            Market Value Percent of TNA
         --------------------------------------------------------------
         IKON Office Solutions, Inc.        $ 3,124,000        9.0%
         --------------------------------------------------------------
         Commerce Bancorp, Inc. (NJ)          1,987,000        5.7
         --------------------------------------------------------------
         Valero Energy Corp.                  1,916,845        5.5
         --------------------------------------------------------------
         Countrywide Financial Corp.          1,437,500        4.1
         --------------------------------------------------------------
         Kimberly-Clark Corp.                 1,272,880        3.7
         --------------------------------------------------------------
         PacifiCare Health Systems, Inc.      1,207,000        3.5
         --------------------------------------------------------------
         Penn Virginia Corp.                  1,152,000        3.3
         --------------------------------------------------------------
         The Pep Boys--Manny, Moe & Jack      1,140,000        3.3
         --------------------------------------------------------------
         The Allstate Corp.                     995,100        2.9
         --------------------------------------------------------------
         American International Group, Inc.     989,000        2.8
         --------------------------------------------------------------
                                            $15,221,325       43.8%
         --------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------


Stratton Monthly Dividend REIT Shares--Jim Beers

Q. What sectors of the REIT market have performed well in 2003?

A. The Retail sector, represented by regional malls and strip shopping centers, has continued to outperform the REIT market. During the quarter, we maintained our weighting in these two sub-sectors, while eliminating one holding, Taubman Centers, Inc., and purchasing a new holding, Heritage Property Investment Trust (2.0%). Taubman Centers, Inc. is defending itself from a hostile takeover bid by Simon Property Group, Inc. (2.9%). Though we felt that the stock was undervalued, the risk in early February that the deal might not occur made us uncomfortable holding the position. We purchased shares of Heritage Property Investment Trust, which owns strip shopping centers primarily in New England and the Midwest, to maintain our exposure to shopping centers after IRT Property Co. was eliminated from the portfolio due to a merger.

Q. What sectors of the REIT market have performed poorly in 2003?

A. Our Lodging sector holdings continued to disappoint in the first quarter 2003, most notably FelCor Lodging Trust, Inc. Though we believe in the long-term recovery of the industry, the continued lack of business travel, coupled with a dramatic slowdown in leisure travel since 9/11, has severely impacted the earnings of hotel owners and operators. Our belief at the end of 2002 had been that several of our lodging companies had taken the appropriate steps in reducing their dividend payments and that after conditions improved most companies would gradually be able to bring dividend coverage to healthier levels. During its fourth quarter conference call, Felcor Lodging Trust, Inc. surprised analysts and investors by announcing that the company would be suspending its dividend payment until its revenue picture had greatly improved. We chose to exit the stock given that its fundamentals had changed so unfavorably in such a short period of time.

Q. What is your current outlook for the Fund?

A. We continue to manage the portfolio with an emphasis on current income, owning REIT stocks with above average yields. The current economic malaise has made business conditions particularly challenging and, as a result, we must be wary of companies with rising payout ratios and weakened balance sheets. With interest rates still very low, however, REIT stocks remain a valuable component of a well-diversified portfolio.

   Portfolio holdings are as of 3/31/03, they are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                                    [CHART]
Average Annual Total Return
for the period ended 3/31/03
 1 year.......... - 3.96%
 5 year.......... + 4.97
10 year.......... + 5.83
15 year.......... + 8.27
20 year.......... + 9.70

3/31/03 $90,820
Total Value of Investment

                                                Value of Shares
                             Value of Shares    Acquired Through
                             Acquired Through   Reinvestment of
           Total Value of    Reinvestment of      Capital Gains
           Original Shares   Income Dividends     Distributions
           ----------------  ----------------   -----------------
81-82          $ 9,354           $ 1,641             $    0
83-84           10,667             4,379                  0
85-86           14,604            10,328                  0
87-88           13,181            13,041              1,043
89-90           12,861            17,513              1,018
91-92           14,609            26,570              1,156
93-94           15,060            33,590              1,192
95-96 *         14,399            43,821              1,139
97-98           13,008            47,819              1,029
99-00           12,299            56,372                973
01-02           13,942            76,132              1,103
3/31/03         13,632            76,109              1,079

Cost of Initial
Investment on
5/31/80 $10,000

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

* Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares


                                     March 31, 2003 December 31, 2002
           ----------------------------------------------------------
           Total Net Assets           $131,478,744    $133,837,880
           ----------------------------------------------------------
           Net Asset Value Per Share        $25.97          $26.56
           ----------------------------------------------------------
           Shares Outstanding            5,062,634       5,038,790
           ----------------------------------------------------------
           Number of Shareholders            3,916           3,862
           ----------------------------------------------------------
           Average Size Account            $33,575         $34,655
           ----------------------------------------------------------

Portfolio Changes For the Quarter Ended March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

New Holdings (Percentage of Total Net Assets) Eliminated Holdings
--------------------------------------------------------------------------------
  Equity Office Properties Trust (3.0%)       FelCor Lodging Trust, Inc.
  Equity Residential (2.4%)                   Highwoods Properties, Inc.
  Heritage Property Investment Trust (2.0%)   IRT Property Co.
                                              Nationwide Health Properties, Inc.
                                              Taubman Centers, Inc.


Ten Largest Holdings March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                               Market Value Percent of TNA
     ---------------------------------------------------------------------
     Pennsylvania Real Estate Investment Trust $ 4,584,000        3.5%
     ---------------------------------------------------------------------
     Liberty Property Trust                      4,447,730        3.4
     ---------------------------------------------------------------------
     First Industrial Realty Trust, Inc.         4,361,280        3.3
     ---------------------------------------------------------------------
     Mack-Cali Realty Corp.                      4,335,800        3.3
     ---------------------------------------------------------------------
     Glimcher Realty Trust                       4,320,000        3.3
     ---------------------------------------------------------------------
     New Plan Excel Realty Trust                 4,309,800        3.3
     ---------------------------------------------------------------------
     The Mills Corp.                             4,212,000        3.2
     ---------------------------------------------------------------------
     Arden Realty, Inc.                          4,195,800        3.2
     ---------------------------------------------------------------------
     Keystone Property Trust                     4,128,000        3.1
     ---------------------------------------------------------------------
     Health Care REIT, Inc.                      4,061,000        3.1
     ---------------------------------------------------------------------
                                               $42,955,410       32.7%
     ---------------------------------------------------------------------

PORTFOLIO MANAGERS' COMMENTARY
--------------------------------------------------------------------------------


Stratton Small-Cap Value Fund--Jerry Van Horn

Q. What new holdings were added to the Fund during the first quarter of 2003?

A. There were four new holdings added to the portfolio during the first quarter of 2003: Evergreen Resources, Inc. (1.1%) and Newfield Exploration Co. (1.3%), two domestic oil and natural gas companies; CSS Industries, Inc. (1.2%), a holiday related consumer products company; and WSFS Financial Corp. (0.8%), a thrift holding company. All four companies were undervalued relative to their respective peer groups and operate in industries that stand to benefit from current economic trends.

Q. What were the Fund's largest sector exposures as of March 31, 2003?

A. The Fund's largest economic sector exposure is to the Financial Services industry at 16.5% of assets. This sector exposure is comprised of holdings in the regional banking, insurance, and asset management industries. The Financial Services sector continues to generate strong earnings growth despite the recent economic slowdown.

   Other sectors currently emphasized in the portfolio are Energy and Homebuilding, each comprising 14.9% of portfolio assets. The Fund's Energy holdings operate predominantly in the natural gas industry and are currently benefiting from favorable supply/demand dynamics. The Fund's Homebuilding holdings have continued to post strong earnings growth and favorable valuations throughout the recent economic downturn as they continue to benefit from low interest rates, a favorable supply/demand environment, and increasing consolidation.

Q. How did the Fund perform relative to the overall small-cap market during the first quarter of 2003?

A. Despite broad weakness in the overall equity market during the first quarter of 2003, the Fund performed well relative to both the broad Russell 2000 Index and the Russell 2000 Value Index with a return of -3.4% compared to returns of -4.5% and -5.1% for the respective indexes.

   Portfolio holdings are as of 3/31/03, they are subject to change at any time. Unmanaged indices are not available for direct investment.
   Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

                                    [CHART]

Average Annual Total Return
for the period ended 3/31/03
1 year......... - 18.31%
3 year......... +  7.43
5 year......... -  0.31
Since Inception
(4/12/93)...... + 8.80

3/31/03  $23,212
Total Value of Investment

                                                Value of Shares
                             Value of Shares    Acquired Through
                             Acquired Through   Reinvestment of
           Total Value of    Reinvestment of      Capital Gains
           Original Shares   Income Dividends     Distributions
           ----------------  ----------------   -----------------
4/93          $10,000            $    0              $    0
3/31/94        10,376               103                   0
3/31/95        10,352               402                   0
3/31/96        12,784               789                   0
3/31/96 -
12/31/96 *     13,432             1,067                 813
12/31/97       17,976             1,632               2,190
12/31/98       16,088             1,626               1,995
12/31/99       15,552             1,840               1,928
12/31/00       18,656             2,497               2,787
12/31/01       20,240             2,709               3,597
12/31/02       18,304             2,450               3,267
 3/31/03       17,688             2,368               3,156

Cost of Initial
Investment on
4/12/93 $10,000

Past performance is not predictive of future performance.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

* Prior to 12/31/96, SSCV had a fiscal year-end of 3/31.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund



                                     March 31, 2003 December 31, 2002
           ----------------------------------------------------------
           Total Net Assets           $40,175,755      $44,831,723
           ----------------------------------------------------------
           Net Asset Value Per Share       $22.11           $22.88
           ----------------------------------------------------------
           Shares Outstanding           1,817,466        1,959,207
           ----------------------------------------------------------
           Number of Shareholders             961              971
           ----------------------------------------------------------
           Average Size Account           $41,806          $46,171
           ----------------------------------------------------------

Portfolio Changes For the Quarter Ended March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

New Holdings (Percentage of Total Net Assets) Eliminated Holdings
---------------------------------------------------------------------------
      CSS Industries, Inc. (1.2%)             Dean Foods Co.
      Evergreen Resources, Inc. (1.1%)        Dura Automotive Systems, Inc.
      Newfield Exploration Co. (1.3%)         Park Electrochemical Corp.
      WSFS Financial Corp. (0.8%)


Ten Largest Holdings March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                            Market Value Percent of TNA
        ---------------------------------------------------------------
        Hovnanian Enterprises, Inc. Class A $ 2,764,000        6.9%
        ---------------------------------------------------------------
        IKON Office Solutions, Inc.           2,130,000        5.3
        ---------------------------------------------------------------
        Pogo Producing Co.                    1,511,260        3.8
        ---------------------------------------------------------------
        Penn Virginia Corp.                   1,344,000        3.3
        ---------------------------------------------------------------
        Hollywood Entertainment Corp.         1,203,000        3.0
        ---------------------------------------------------------------
        Respironics, Inc.                     1,202,985        3.0
        ---------------------------------------------------------------
        Cabot Oil & Gas Corp.                 1,200,000        3.0
        ---------------------------------------------------------------
        Sunrise Assisted Living, Inc.         1,200,000        3.0
        ---------------------------------------------------------------
        D.R. Horton, Inc.                     1,152,000        2.9
        ---------------------------------------------------------------
        Moog Inc. Class A                     1,147,500        2.8
        ---------------------------------------------------------------
                                            $14,854,745       37.0%
        ---------------------------------------------------------------

SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund


                                 Number of   Market
                                  Shares     Value
                                 --------- -----------
COMMON STOCKS - 93.0%
Banking/Financial - 15.1%
AmSouth Bancorporation..........   40,000  $   795,200
Comerica, Inc...................   17,500      662,900
Commerce Bancorp, Inc. (NJ).....   50,000    1,987,000
FleetBoston Financial Corp......   40,000      955,200
PNC Financial Services Group....   20,000      847,600
                                           -----------
                                             5,247,900
                                           -----------
Business Services - 3.4%
Omnicom Group Inc...............   10,000      541,700
Pitney Bowes Inc................   20,000      638,400
                                           -----------
                                             1,180,100
                                           -----------
Consumer Durables - 3.6%
Hooker Furniture Corp...........   10,000      275,000
Whirlpool Corp..................   20,000      980,600
                                           -----------
                                             1,255,600
                                           -----------
Consumer Services - 6.2%
American Express Co.............   21,000      697,830
Countrywide Financial Corp......   25,000    1,437,500
                                           -----------
                                             2,135,330
                                           -----------
Consumer Staples - 6.4%
Anheuser-Busch Companies, Inc...   20,000      932,200
Kimberly-Clark Corp.............   28,000    1,272,880
                                           -----------
                                             2,205,080
                                           -----------
Distribution - 12.3%
IKON Office Solutions, Inc......  440,000    3,124,000
The Pep Boys - Manny, Moe & Jack  150,000    1,140,000
                                           -----------
                                             4,264,000
                                           -----------
Energy - 10.4%
El Paso Corp....................   90,000      544,500
Penn Virginia Corp..............   30,000    1,152,000
Valero Energy Corp..............   46,323    1,916,845
                                           -----------
                                             3,613,345
                                           -----------
Health Care - 14.2%
Baxter International, Inc.......   50,000      932,000
Becton, Dickinson and Co........   20,000      688,800
HCA Inc.........................   15,000      620,400
PacifiCare Health Systems, Inc.+   50,000    1,207,000
Tenet Healthcare Corp.+.........   30,000      501,000
Wyeth...........................   26,000      983,320
                                           -----------
                                             4,932,520
                                           -----------

                                       Number of       Market
                                        Shares         Value
                                        ----------   -----------
Homebuilding - 3.9%
Centex Corp...........................     15,000   $   815,400
Lennar Corp...........................     10,000       535,500
                                                     -----------
                                                      1,350,900
                                                     -----------
Insurance/Services - 8.7%
The Allstate Corp.....................     30,000       995,100
American International Group, Inc.....     20,000       989,000
Lincoln National Corp.................     20,000       560,000
Nationwide Financial Services, Inc....     20,000       487,400
                                                     -----------
                                                      3,031,500
                                                     -----------
Retail - 2.3%
The Kroger Co.+.......................     45,000       591,750
Rite Aid Corp.+.......................    100,000       224,000
                                                     -----------
                                                        815,750
                                                     -----------
Technology - 4.4%
C&D Technologies, Inc.................     60,000       718,800
Electronic Data Systems Corp..........     10,000       176,000
Hewlett-Packard Co....................     20,000       311,000
SunGard Data Systems Inc.+............     15,000       319,500
                                                     -----------
                                                      1,525,300
                                                     -----------
Utilities - 2.1%
TXU Corp..............................     40,000       714,000
                                                     -----------
Total Common Stocks
 (Cost $24,326,532)...................               32,271,325
                                                     -----------
                                       Principal
                                        Amount
                                        ----------
SHORT-TERM NOTES - 4.3%
General Electric Capital Corp.
 0.88%, due 04/03/03.................. $1,500,000     1,499,927
                                                     -----------
Total Short-Term Notes
 (Cost $1,499,927)....................                1,499,927
                                                     -----------
Total Investments - 97.3%
 (Cost $25,826,459*)..................               33,771,252
Cash and Other Assets
 Less Liabilities - 2.7%..............                  946,026
                                                     -----------
NET ASSETS - 100.00%..................              $34,717,278
                                                     ===========
--------
+Non-income producing security
*Aggregate cost for federal income tax purposes is $25,826,459 and net unrealized appreciation is as follows:
Gross unrealized appreciation.........              $ 9,409,907
Gross unrealized depreciation.........               (1,465,114)
                                                     -----------
  Net unrealized appreciation.........              $ 7,944,793
                                                     ===========

SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares


                                      Number of   Market
                                       Shares     Value
                                      --------- -----------
COMMON STOCKS - 94.0%
Apartments - 14.0%
Apartment Investment &
 Management Co.......................  105,000  $ 3,830,400
Cornerstone Realty Income Trust, Inc.  245,000    1,705,200
Equity Residential...................  130,000    3,129,100
Gables Residential Trust.............  135,000    3,612,600
Summit Properties, Inc...............  157,200    2,908,200
United Dominion Realty Trust, Inc....  200,000    3,196,000
                                                -----------
                                                 18,381,500
                                                -----------
Diversified - 8.8%
Colonial Properties Trust............  110,000    3,638,800
Crescent Real Estate Equities Co.....  235,000    3,379,300
Pennsylvania Real Estate Investment
 Trust...............................  160,000    4,584,000
                                                -----------
                                                 11,602,100
                                                -----------
Health Care - 8.3%
Health Care Property Investors, Inc..  105,400    3,515,090
Health Care REIT, Inc................  155,000    4,061,000
Healthcare Realty Trust, Inc.........  135,000    3,296,700
                                                -----------
                                                 10,872,790
                                                -----------
Industrial - 9.0%
EastGroup Properties, Inc............  130,000    3,322,800
First Industrial Realty Trust, Inc...  154,000    4,361,280
Keystone Property Trust..............  240,000    4,128,000
                                                -----------
                                                 11,812,080
                                                -----------
Lodging - 8.5%
Hospitality Properties Trust.........  130,000    3,971,500
Innkeepers USA Trust.................  335,000    2,177,500
RFS Hotel Investors, Inc.............  285,000    2,764,500
Winston Hotels, Inc..................  350,000    2,317,000
                                                -----------
                                                 11,230,500
                                                -----------
Net Lease - 2.4%
Commercial Net Lease Realty..........  210,000    3,171,000
                                                -----------

                                    Number of    Market
                                     Shares      Value
                                    --------- ------------
Office - 22.8%
Arden Realty, Inc..................  185,000  $  4,195,800
Brandywine Realty Trust............  182,500     4,015,000
CarrAmerica Realty Corp............  125,000     3,168,750
Equity Office Properties Trust.....  155,000     3,944,750
Glenborough Realty Trust Inc.......  210,000     3,246,600
HRPT Properties Trust..............  310,000     2,638,100
Liberty Property Trust.............  142,100     4,447,730
Mack-Cali Realty Corp..............  140,000     4,335,800
                                              ------------
                                                29,992,530
                                              ------------
Regional Malls - 9.4%
Glimcher Realty Trust..............  225,000     4,320,000
The Mills Corp.....................  135,000     4,212,000
Simon Property Group, Inc..........  107,500     3,851,725
                                              ------------
                                                12,383,725
                                              ------------
Shopping Centers - 10.8%
Developers Diversified Realty Corp.  140,000     3,381,000
Heritage Property Investment Trust.  105,000     2,630,250
Mid-Atlantic Realty Trust..........  212,500     3,873,875
New Plan Excel Realty Trust........  220,000     4,309,800
                                              ------------
                                                14,194,925
                                              ------------
Total Common Stocks
 (Cost $126,175,359)...............            123,641,150
                                              ------------
Total Investments - 94.0%
 (Cost $126,175,359*)..............            123,641,150
Cash and Other Assets
 Less Liabilities - 6.0%...........              7,837,594
                                              ------------
NET ASSETS - 100.00%...............           $131,478,744
                                              ============

--------
*Aggregate cost for federal income tax purposes is $126,175,359 and net unrealized depreciation is as follows:

                  Gross unrealized appreciation. $  8,609,202
                  Gross unrealized depreciation.  (11,143,411)
                                                 ------------
                    Net unrealized depreciation. $ (2,534,209)
                                                 ============

SCHEDULE OF INVESTMENTS March 31, 2003 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Value Fund


                                      Number of   Market
                                       Shares     Value
                                      --------- -----------
COMMON STOCKS - 94.3%
Aerospace - 2.9%
Moog Inc. Class A+...................   37,500  $ 1,147,500
                                                -----------
Consumer Discretionary - 11.8%
American Axle & Manufacturing
 Holdings, Inc.+.....................   30,000      631,200
CSS Industries, Inc..................   15,000      485,700
Harman International Industries, Inc.   15,000      878,550
Hollywood Entertainment Corp.+.......   75,000    1,203,000
Polaris Industries, Inc..............   15,000      745,800
Take-Two Interactive Software, Inc.+.   35,000      782,250
                                                -----------
                                                  4,726,500
                                                -----------
Distribution - 7.2%
IKON Office Solutions, Inc...........  300,000    2,130,000
The Pep Boys - Manny, Moe & Jack.....  100,000      760,000
                                                -----------
                                                  2,890,000
                                                -----------
Energy - 14.9%
Cabot Oil & Gas Corp.................   50,000    1,200,000
Evergreen Resources, Inc.+...........   10,000      453,100
The Houston Exploration Co.+.........   36,000      972,000
Newfield Exploration Co.+............   15,000      508,350
Penn Virginia Corp...................   35,000    1,344,000
Pogo Producing Co....................   38,000    1,511,260
                                                -----------
                                                  5,988,710
                                                -----------
Financial Services - 16.5%
Commerce Bancorp, Inc. (NJ)..........   25,000      993,500
Donegal Group Inc. Class A...........   55,466      616,782
Donegal Group Inc. Class B...........   29,633      320,036
Eaton Vance Corp.....................   40,000    1,069,200
First Essex Bancorp, Inc.............   25,000      775,500
Harleysville Group Inc...............   40,000      998,000
Selective Insurance Group, Inc.......   35,000      858,900
Webster Financial Corp...............   20,000      702,400
WSFS Financial Corp..................   10,000      316,000
                                                -----------
                                                  6,650,318
                                                -----------
Health Care - 13.0%
CONMED Corp.+........................   50,000      820,500
Henry Schein, Inc.+..................   15,000      676,500
NDCHealth Corp.......................   35,000      586,950
PacifiCare Health Systems, Inc.+.....   30,000      724,200
Respironics, Inc.+...................   35,000    1,202,985
Sunrise Assisted Living, Inc.+.......   50,000    1,200,000
                                                -----------
                                                  5,211,135
                                                -----------

                                         Number of      Market
                                          Shares        Value
                                        -----------   -----------
Homebuilding - 14.9%
Beazer Homes USA, Inc.+................      10,000   $   588,100
D.R. Horton, Inc.......................      60,000     1,152,000
Hovnanian Enterprises, Inc. Class A+...      80,000     2,764,000
M.D.C. Holdings, Inc...................      23,760       911,909
M/I Schottenstein Homes, Inc...........      20,000       573,600
                                                      -----------
                                                        5,989,609
                                                      -----------
Materials and Processing - 1.4%
Florida Rock Industries, Inc...........      17,100       578,835
                                                      -----------
Technology - 6.1%
Anixter International Inc.+............      45,000     1,020,150
Bel Fuse, Inc. Class B.................      40,000       804,000
Technitrol, Inc.+......................      42,000       614,880
                                                      -----------
                                                        2,439,030
                                                      -----------
Transportation - 3.2%
Maritrans Inc..........................      40,500       572,265
Tidewater, Inc.........................      25,000       718,000
                                                      -----------
                                                        1,290,265
                                                      -----------
Utilities - 2.4%
Energen Corp...........................      30,000       961,800
                                                      -----------
Total Common Stocks
 (Cost $28,239,399)....................                37,873,702
                                                      -----------
                                         Principal
                                          Amount
                                        -----------
SHORT-TERM NOTES - 3.7%
American Express Credit Corp.
 0.91%, due 04/01/03................... $ 1,500,000     1,500,000
                                                      -----------
Total Short-Term Notes
 (Cost $1,500,000).....................                 1,500,000
                                                      -----------
Total Investments - 98.0%
 (Cost $29,739,399*)...................                39,373,702
Cash and Other Assets
 Less Liabilities - 2.0%...............                   802,053
                                                      -----------
NET ASSETS - 100.00%...................               $40,175,755
                                                      ===========
--------
+Non-income producing security
*Aggregate cost for federal income tax purposes is $29,739,399 and net unrealized appreciation is as follows:

Gross unrealized appreciation.......... $10,775,230
Gross unrealized depreciation..........  (1,140,927)
                                        -----------
  Net unrealized appreciation.......... $ 9,634,303
                                        ===========

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------



General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' toll free number
1-800-634-5726.

Please visit our web site at www.strattonmgt.com to stay up to date on the Funds performance and to learn more about the Funds and the services we offer.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail

Stratton Mutual Funds
c/o PFPC Inc.
P. O. Box 9801
Providence, RI 02940

Via Overnight Courier

Stratton Mutual Funds
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Advisor:

Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

  Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA
                                  19406-1212.
Date of first use, May 2003. This report is to be preceded or accompanied by a
                                  Prospectus.
    All indices are unmanaged groupings of stock that are not available for investment.

DIRECTORS

Lynne M. Cannon                   Merritt N. Rhoad, Jr.

John J. Lombard, Jr.              Richard W. Stevens

Douglas J. MacMaster, Jr.         James W.Stratton

Henry A. Rentschler


OFFICERS
James W. Stratton                 James A. Beers                     Patricia L. Sloan
Chairman                          President                          Secretary & Treasurer
Stratton Mutual Funds             Stratton Monthly
President                         Dividend REIT Shares               Brigid E. Hummel
Stratton Small-Cap Value Fund                                        Assistant Secretary & Treasurer
                                  Gerald M. Van Horn, CFA
John A. Affleck, CFA              Vice President                     Michelle A. Whalen
President                         Stratton Small-Cap Value Fund      Assistant Secretary & Treasurer
Stratton Growth Fund
                                  Joanne E. Kuzma
                                  Vice President


INVESTMENT ADVISOR
Stratton Management Company
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050


TRANSFER AGENT &
DIVIDEND PAYING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

CUSTODIAN BANK
PFPC Trust Company
The Eastwick Center,
8800 Tinicum Boulevard
Philadelphia, PA 19153




                       Visit the Stratton Mutual Funds web
                       site at http://www.strattonmgt.com

                                   STRATTON
                                  MUTUAL FUNDS

                         Stability . Strategy . Success